INTANGIBLE ASSETS, NET - Estimated Amortization Expenses (Details) ¥ in Thousands	Dec. 31, 2022 CNY (¥)
Estimated amortization expenses for each of the future annual periods
2023	¥ 80
2024	80
2025	80
2026	80
2027	80
Thereafter	113
Total	¥ 513